SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 7, 2003

Date of Report (Date of earliest event reported)

PEDIATRIC SERVICES OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23946	58-1873345
(State of incorporation)	(Commission File Number)	(IRS Employer Identification NO.)

310 Technology Parkway, Norcross, Georgia 30092-2929
                (Address of principal executive offices)                         (Zip Code)

Registrant’s telephone number including area code: (770) 441-1580

Page 1 of 5, including Exhibits.

Item 5.    Other Events

Please see the letter attached hereto as Exhibit 99.1 which was mailed to beneficial shareholder Mr. David Nierenberg on January 7, 2003 in response to an Amended Schedule 13D filed with the Securities and Exchange Commission by Mr. Nierenberg on December 30, 2002.

Item 7.    Exhibits

  99.1       Letter to David Nierenberg, dated January 6, 2003, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDIATRIC SERVICES OF AMERICA, INC.

By:	/s/ JAMES M. MCNEILL
James M. McNeill, Senior Vice President, Chief Financial Officer, Secretary and Treasurer

Dated:    January 7, 2003